                              SEMI-ANNUAL REPORT

                                April 30, 2002

                             The Tocqueville Trust
                                 Mutual Funds

                             The Tocqueville Fund

                     The Tocqueville Small Cap Value Fund

                   The Tocqueville International Value Fund

                           The Tocqueville Gold Fund

[LOGO]

--------------------------------------------------------------------------------
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Dear Fellow Shareholder:

   All our funds have been performing well since the stock market "bubble" burst in early 2000, This is both a vindication and a satisfaction. As a team, we feel vindicated in our adherence to investment disciplines rooted in fundamental analysis and the principles of value. Personally, I am satisfied because our team has managed to survive the bear market with flying colors, continuing a tradition that has earned Tocqueville the loyalty of clients and fund holders alike.

   The investment outlook is clearer than a few months ago, but our views have changed little:

    1. The U.S. economic recovery, beyond a sharp rebound from inventory liquidation, will be weak. One main reason is that consumption has been very resilient in the recession and promises little bounce. Households are heavily indebted and facing some budgetary constraints, while the situation also casts a doubt on the recent housing buoyancy.

    2. On the other hand, economies outside the United States generally are doing better, with domestic demands recovering strongly and, often though not universally, much-improved financial systems. As a result, these economies are less dependent on the vigor of U.S. imports than they have been in recent years.

    3. Altogether, this should translate into moderate but sustained growth of the global economy. In that respect, shares of good-quality companies abroad are still cheap absolutely, in relation to their growth potential and against their U.S. equivalents. Indeed, with value shares recovering and the former glamour stocks having declined, but not enough, value is currently hard to identify in the U.S. stock market.

    4. Global growth, in turn, would probably create surprises in industries (often basic ones) where capacity has been steadily trimmed in recent years. As a result, we expect a re-appearance of inflation, first at the commodity level and later more broadly.

    5. Commodity price inflation tends to be good for profits of companies in traditional industries, at least initially. That reinforces the odds that shares that were initially picked for their "value" characteristics will continue to do well thanks to the momentum in the earnings of their underlying company.

    6. A weaker dollar, which we also expected, will only enhance all the trends described above.

   By and large, we feel that The Tocqueville Funds, each in its area of specialization, are well positioned for the emerging, post-bubble environment.

   Thank you for your continued support and loyalty,

Sincerely,

/s/ Francois Sicart
Francois Sicart

Dear Fellow Shareholders:

   The Tocqueville Fund registered a return of 15.4% in the six month period ended 30 April 2002, the first half of our fiscal year. By way of comparison, the S&P 500, the broad market index against which we are most often compared, generated a 2.3% return over the same period. While most encouraging, these numbers do not tell the whole story of what has been happening in the financial markets over the past six months. A powerful post 9/11 market rally was followed by rising concern over the nature and durability of the economic recovery, as well as by renewed concerns over global terrorism, and brand new reservations about the strength of the dollar. Combined these worries took much of the air out of the market by 30 April. At the time of this writing, 14 June 2002, these issues continue to weigh heavily on the market.

   In our view, this market remains in a downtrend. But, of the many venerable market adages we favor, "you make all your money in a bear market" is one of our favorites. Bear markets give the patient investor an opportunity to buy the stocks that will create the performance in the next upturn, at reasonable, even knock down prices. Thus, rather than focusing on the market per se, we have devoted our time to uncovering and researching investment ideas. As the bear market wears on, we are finding more and more new, high quality companies moving into our buy range. Thus, in the past six months we have initiated positions in the severely depressed telecommunications and technology industries, such as Lucent, Amdocs, and Symbol Technologies. We have also maintained our investment in industries likely to benefit from a global recovery. Indeed, we have enhanced it by initiating positions in chemical manufacturer, Du Pont, and copper miner, Phelps Dodge while trimming positions in the energy area, Nabors Industries, the driller, Varco, a rig manufacturer, and Chevron Texaco all of which had been big contributors to overall performance.

   Our take on the economy is that a recovery is underway, but it will not be a particularly robust one in the U.S. We expect stronger growth in international markets, particularly in Asia. The global recovery should be strong enough to lift commodity prices, especially in dollar terms, since we expect the era of unusual strength in the dollar is over. Consequently, we continue to hold a sizable position in gold stocks, as well as other commodity oriented companies. The top positions in the fund as of 30 April reflect our thinking. Four of our top six holdings are commodity related. This broad sector theme represents 37.5% of the assets under management. Our growing interest in the depressed telecommunications and technology sectors is reflected in our 17.1% weighting of this group. We have also added to our position in the Japanese bank sector as our optimism over the recovery in that country increases.

   The fund remains concentrated with only fifty equities. In all, the top ten names represent 36.3% of the funds under management. A relatively concentrated portfolio of well researched, out-of-favor stocks continues to be the philosophy of the Tocqueville Fund.

   We thank you for your continued support in the Fund, its management and in our time tested investment philosophy.

/s/ Robert Kleinschmidt

Robert W. Kleinschmidt
Portfolio Manager

Dear Fellow Shareholder:

   I am pleased to report that the Tocqueville Small Cap Value Fund (the "Fund") has maintained its excellent performance. For the six-month period ended April 30, 2002, (the ''Fund") after taking into account $1.38 of long-term capital gains distributed last December, the Fund's portfolio of value stocks increased 19.75% in net asset value to 16.52 per share. These excellent results in a very difficult market environment essentially matched the 20% return of the Russell 2000 Index over the same period. The Fund's 17.61% average annual return since it's inception on August 1, 1994 has remained consistently well above the comparable 9.98% return of the Russell 2000 index. While our value-based investment strategy is not necessarily to outperform any index, I will nevertheless try my best to maintain that performance in the future.

Cautious Optimism Maintained

   As indicated in last year's annual report, we feared the events of September 11 could seriously amplify the severity of dislocations caused by a spreading U.S. recession. In retrospect, this certainly proved to be the case. These economic uncertainties led us to reduce the number of stocks in our portfolio, and to eliminate positions with less well-defined business prospects and weaker finances. We also eliminated some laggards, and positioned our portfolio for a more tepid economy and possibly a more difficult market environment.

   By and large, we followed the time-proven value-investing strategies that served us so well in the past. These are still intact, and I remain cautiously optimistic. Compared to where we stood six months ago, I would summarize tactical changes to investment positioning issues for the next 12 to 24 months as follows:

   Our portfolio remains concentrated. We own only 34 stocks, and 44% of our assets are invested in our ten best ideas. Four of our ten largest positions are new to the portfolio, and all four have their fortunes tied to the health of a recovering U.S. industrial base in general, and to U.S. automotive sectors in particular.

   The most significant change in portfolio exposure is reflected in our 35% stake in old economy manufacturing sectors. Manufacturing and industrial equipment companies now account for 17% of the Fund's holdings, with automotive and specialty chemicals at 8% and 10% respectively. Conversely, concerns over valuation issues have led us to reduce our exposure to recession resistant defensive consumer staples and healthcare related sectors from 28% to 21% of the Fund's holdings. The Fund's exposure to deep-water oil and gas exploration and production services declined two percentage points to 10% of the Fund's holdings.

   Other areas of exposure include three segments of the technology spectrum: last-mile wireless telephone hardware and services at 8%, computer software services at 9%, and lastly personnel and business services at 3% of assets. Recent purchases in these washed-out technology sectors are consistent with our traditional value-investing strategies. In some instances these are predicated upon eventual flows of new products, which unfortunately have somewhat elusive consumer demand profiles at this time. While these recent purchases may admittedly require considerable patience, coupled with some degree of risk and suffering before payback, valuations seemed too irresistible to pass up.

   Our ten largest positions are as follows:

Ten Largest Positions

    UNOVA (6.2%)                    Industrial bar code and machine tools
    Del Monte Foods (4.9%)          Canned foods
    Dana Corp (4.9%)                Automotive power parts and components
    Schulman Inc. (4.2%)            Automotive plastic resins and compounds
    Input/Output (4.2%)             Seismic oil exploration hardware
    Longs Drugs Stores (4.1%)       Drugstores chain
    Oceaneering Int'l (4.1%)        Deep-water oil well services
    Systems & Computer Tech. (3.8%) Education software
    Timken (3.6%)                   Industrial ball bearings
    Dial Corporation (3.6%)         Soaps, consumer products

   In closing, let me express my gratitude for your selection of the Tocqueville Small Cap Value Fund to achieve your long-term investment goals.

Jean-Pierre Conreur
Portfolio Manager

May 27, 2002

Dear Shareholder,

   For the six months ended April 30/th/ 2002, the Tocqueville International Value Fund's (the "Fund") total U.S. dollar return was 31.9%. In the same period, the Morgan Stanley EAFE Index had a total U.S. dollar return of 5.5%. The Fund finished the period 26.4% ahead its benchmark and ranked #1 in the S&P peer group comparison for the 12 months ending April 30/th/. We are pleased to have achieved this performance in the context of a complex global investment environment.

   When the year began, equity markets globally were influenced negatively by an elevated political risk premium associated with increased terrorism.
Further, there was a recognition that economic activity, which had begun to pick up prior to September 11/th/, slowed in response to the heightened sense of insecurity. During the six-month period, global markets initially rose as investors saw evidence that an economic recovery might again be underway. Then, concerns about the sustainability of a recovery, corporate and accounting irregularities in the U.S., and geopolitical concerns caused markets to decline.

   During the period, the U.S. dollar was flat against the Euro and gained 5% against the Japanese Yen. We continue to believe that the valuation of the U.S. dollar is unsustainable in light of a historically high current account deficit in the United States, unprecedented levels of foreign ownership of U.S. debt and equity securities, and still high relative valuations of U.S. assets, inter alia.

   Global markets have been highly correlated for the last several years, with economic growth and equity market performance seeming largely dependent on the United States. We believe that a weakening of the U.S. currency, and all that such implies, will be accompanied by a decoupling of global markets, with regional economic and business fundamentals taking on more importance. Indeed we have begun to see this decoupling in non-Japan Asia, where for the first time in decades economic growth is being driven by an expansion in domestic demand, and as a consequence investors are beginning to focus on the fact that many companies in the region enjoy healthy business fundamentals and cheap valuations. It is for this reason that local markets performed well during the period and local currencies increased in value against the U.S. dollar. The Fund's strong performance during the period is largely attributable to the fact that our holdings are concentrated in Asia.

   We entered the year with a heavy weighting in Japan, China/Hong Kong, Indonesia and Singapore, where we continue to find strong business franchises trading at cheap valuations, and many that are pursuing shareholder friendly restructuring activities. The geographic composition of the portfolio did not change significantly during the period. We reduced our exposure to Europe slightly as portfolio companies were taken over and not replaced, we improved the quality of our holdings in Japan, and we shifted some money from successful investments in Asia into new names. But to a large extent, we enjoyed seeing many of the investments we have made during the preceding 12 months begin to perform.

   Looking forward, we continue to expect a slow global economic recovery to take shape during 2002. We believe that economic and business fundamentals in the Fund's markets have the potential to improve at a faster rate than in the United States, and that investment flows will be attracted accordingly, impacting positively both the value of both equities and the currencies in which they are denominated. Tocqueville International Value Fund is well-positioncd to benefit in this environment.

Respectfully,

                       /s/ Francois Sicart /s/ James Hunt
                         Francois Sicart     James Hunt

Dear Fellow Shareholder:

   For the six months ended April 30, 2002, The Tocqueville Gold Fund (the "Fund") appreciated 32.83% compared to a gain of 21.08% for the XAU (Philadelphia Exchange Index). Gold and gold shares have clearly emerged as the top-performing sector in the financial markets. The reasons are numerous and include poor investment returns in the general stock market and geopolitical concerns. In addition, there appears to be pressure on the still sizable short interest held by bullion dealers and gold mining companies who have attempted to hedge the gold price.

   The gold sector is well known for its high volatility and enormous swings in sentiment. Investors should be prepared for frenzied corrections designed to shake out latecomers, momentum investors, and other weak holders. At such times, it is important to bear in mind that the longer-term trend for gold is favorable. We believe that this long neglected asset class and stock market sector has entered a multi-year upswing. Using a baseball analogy, the umpire is just dusting off home plate and the pitchers are completing their warm-ups.

   The macro economic picture for gold continues to be positive. Key factors include low real interest rates and historically wide credit quality spreads indicating a contracting credit environment. Whether inflationary or deflationary forces prevail does not matter to the gold outlook. Deflation triggers inflationary policy responses, as we are now seeing with continuing rapid growth of U.S. monetary aggregates. If the dollar slides against other currencies, the result will be higher U.S. interest rates and inflation. Exactly how events unfold is impossible to know, but quite clearly the investment Nirvana of the 1990's is a fast fading memory.

   I have received much e-mail from concerned shareholders wishing to know the percentage exposure in the Fund to companies that hedge the gold price. Long-time investors will remember that I have opposed hedging since the Fund's inception (6/30/98). I have just completed an article for the Tocqueville web page (O Brother Homestake, Where Art Thou?), which conveys my current view of the subject in detail. In short, the Fund avoids hedgers to the extent possible and emphasizes the shares of non-hedgers to provide the best possible upside to the gold price. However, as a diversified mutual fund, we are prevented from concentrating as much as we might like to in the shares of non-hedgers, and for that reason, we occasionally will position shares of hedgers for trading purposes only.

   Because we would like more flexibility in being able to direct the Fund's assets toward certain investments, including among the non-hedgers, we are proposing a change to the Fund's policy regarding diversification. In a Notice of Special Meeting of Shareholders and an accompanying Proxy Statement, dated June 7, 2002, the Board of Trustees of The Tocqueville Trust on behalf of the Fund, is soliciting proxies from shareholders of the Fund as of the June 30, 2002 record date to approve a change in the Fund's current policy to enable the Fund to be classified as a "non-diversified" investment company. As is stated in the Proxy Statement, as a non-diversified investment company, the Fund would not be subject to certain percentage limitations on investments and would have greater flexibility in pursuing its investment objective of long-term capital appreciation. A vote of (l) the holders of 67% or more of the shares of the Fund represented at the Special Meeting, if 50% of the shares of the Fund are represented at the Special Meeting, or (2) more than 50% of the outstanding shares of the Fund, whichever is less, is required to approve the change to the Fund's current investment policy.

   Thank you for your continued interest and support.

Sincerely,

/s/ John Hathaway
John Hathaway

                             The Tocqueville Fund

                             Financial Highlights

                                                                         Years Ended October 31,
                                             Six Months Ended ---------------------------------------------
Per share operating performance (for a share  April 30, 2002    2001      2000     1999     1998      1997
outstanding throughout the period)           ---------------- -------   -------  -------  -------   -------
                                               (unaudited)
  Net asset value, beginning of year             $ 14.99      $ 18.77   $ 17.54  $ 17.00  $ 20.21   $ 15.85
                                                 -------      -------   -------  -------  -------   -------
  Income from investment operations:
  Net investment income                            (0.01)        0.05      0.05     0.01     0.06      0.06
  Net realized and unrealized gain (loss)           2.30        (1.83)     1.65     1.94    (0.93)     5.15
                                                 -------      -------   -------  -------  -------   -------
  Total from investment operations                  2.29        (1.78)     1.70     1.95    (0.87)     5.21
                                                 -------      -------   -------  -------  -------   -------
  Less distributions:
  Dividends from net investment income             (0.01)       (0.07)    (0.02)   (0.07)   (0.06)    (0.06)
  Distributions from net realized gains            (0.27)       (1.93)    (0.45)   (1.34)   (2.28)    (0.79)
                                                 -------      -------   -------  -------  -------   -------
  Total distributions                              (0.28)       (2.00)    (0.47)   (1.41)   (2.34)    (0.85)
                                                 -------      -------   -------  -------  -------   -------
  Change in net asset value for the year            2.01        (3.78)     1.23     0.54    (3.21)     4.36
                                                 -------      -------   -------  -------  -------   -------
  Net asset value, end of year                   $ 17.00      $ 14.99   $ 18.77  $ 17.54  $ 17.00   $ 20.21
                                                 -------      -------   -------  -------  -------   -------
  Total return                                      15.4%       (10.8)%     9.9%    12.6%    (4.6)%    34.5%
  Ratios/supplemental data
  Net assets, end of period (000)                $59,250      $51,089   $57,379  $57,801  $61,566   $64,998
  Ratios to average net assets:
    Expenses (1)                                    1.40%        1.40%     1.40%    1.36%    1.39%     1.40%
    Net investment income (1)                      (0.11)%       0.28%     0.28%    0.04%    0.35%     0.34%
  Portfolio turnover rate                             15%          50%       38%      26%      35%       48%

--------
(1)Net of fees waived amounting to 0.05%, 0.06%, 0.03%, 0.00%, 0.07% and 0.25%
   of average net assets for the six months ended April 30, 2002 and the years ended October 31, 2001, 2000, 1999, 1998, and 1998, respectively.


                    See Notes to the Financial Statements.

                     The Tocqueville Small Cap Value Fund

                             Financial Highlights

                                                                      Years Ended October 31,
                                        Six Months Ended -----------------------------------------------
Per share operating performance (for a   April 30, 2002    2001      2000      1999      1998      1997
share outstanding throughout the year)  ---------------- -------   -------   -------   -------   -------
                                          (unaudited)
Net asset value, beginning of year          $ 15.09      $ 17.51   $ 15.74   $ 12.59   $ 16.30   $ 13.37
                                            -------      -------   -------   -------   -------   -------
Income from investment operations:
Net investment income (loss)                  (0.12)        0.10     (0.12)    (0.13)    (0.15)    (0.05)
Net realized and unrealized gain (loss)        2.93         1.00      4.29      3.28     (1.83)     4.44
                                            -------      -------   -------   -------   -------   -------
Total from investment operations               2.81         0.90      4.17      3.15     (1.98)     4.39
                                            -------      -------   -------   -------   -------   -------
Less distributions:
Distributions from net realized gains         (1.38)       (3.32)    (2.40)       --     (1.73)    (1.46)
                                            -------      -------   -------   -------   -------   -------
Total distributions                           (1.38)       (3.32)    (2.40)       --     (1.73)    (1.46)
                                            -------      -------   -------   -------   -------   -------
Change in net asset value for the year         1.43        (2.42)     1.77      3.15     (3.71)     2.93
                                            -------      -------   -------   -------   -------   -------
Net asset value, end of year                $ 16.52      $ 15.09   $ 17.51   $ 15.74   $ 12.59   $ 16.30
                                            -------      -------   -------   -------   -------   -------
Total return                                   19.8%         6.3%     28.6%     25.0%    (13.4)%    36.0%
Ratios/supplemental data
Net assets, end of period (000)             $58,859      $40,262   $30,827   $26,188   $21,610   $20,587
Ratios to average net assets:
  Expenses                                     1.42%        1.52%     1.45%     1.52%     1.67%     1.75%
  Net investment income (loss)                (0.69)%      (0.69)%   (0.63)%   (0.87)%   (1.12)%   (0.81)%
Portfolio turnover rate                          16%          47%       87%       72%       62%       95%

--------
(1)Net of fees waived amounting 0.35% of average net assets for the year ended October 31, 1997.


                    See Notes to the Financial Statements.

                   The Tocqueville International Value Fund

                             Financial Highlights

                                                                     Years Ended October 31,
                                        Six Months Ended ----------------------------------------------
Per share operating performance (for a   April 30, 2002    2001      2000      1999     1998      1997
share outstanding throughout the year)  ---------------- -------   -------   -------  -------   -------
                                          (unaudited)
Net asset value, beginning of year          $  7.24      $  8.50   $ 11.37   $  8.11  $ 10.19   $ 12.57
                                            -------      -------   -------   -------  -------   -------
Income from investment operations:
Net investment income (loss)                   0.02         0.10      0.11      0.05     0.10     (0.03)
Net realized and unrealized gain (loss)        2.28        (1.33)    (1.71)     3.21    (2.07)    (1.67)
                                            -------      -------   -------   -------  -------   -------
Total from investment operations               2.30        (1.23)    (1.60)     3.26    (1.97)    (1.70)
                                            -------      -------   -------   -------  -------   -------
Less distributions:
Dividends from net investment income             --        (0.03)    (0.05)       --    (0.11)    (0.06)
Distributions from net realized gains            --           --     (1.22)       --       --     (0.62)
                                            -------      -------   -------   -------  -------   -------
Total distributions                              --        (0.03)    (1.27)       --    (0.11)    (0.68)
                                            -------      -------   -------   -------  -------   -------
Change in net asset value for the year         2.30        (1.26)    (2.87)     3.26    (2.08)    (2.38)
                                            -------      -------   -------   -------  -------   -------
Net asset value, end of year                $  9.54      $  7.24   $  8.50   $ 11.37  $  8.11   $ 10.19
                                            -------      -------   -------   -------  -------   -------
Total return                                   31.9%       (14.5)%   (15.9)%    40.2%   (19.4)%   (14.3)%
Ratios/supplemental data
Net assets, end of period (000)             $93,197      $67,211   $85,098   $97,676  $68,415   $60,963
Ratios to average net assets:
  Expenses (1)                                 1.77%        1.77%     1.72%     1.67%    2.00%     1.99%
  Net investment income (1)                   (0.69)%       1.17%     1.06%     0.52%    0.64%     0.16%
Portfolio turnover rate                          29%          54%       45%       78%      77%       70%

--------
(1)Net of fees waived amounting 0.11% of average net assets for the year ended October 31, 1997.


                    See Notes to the Financial Statements.

                           The Tocqueville Gold Fund

                             Financial Highlights


                                                                 Years Ended October 31,       Period from
                                              Six Months Ended --------------------------  June 29, 1998(1) to
Per share operating performance                April 30, 2002    2001     2000      1999    October 31, 1998
(for a share outstanding throughout the year) ---------------- -------  -------   -------  -------------------
                                                (unaudited)
   Net asset value, beginning of year             $ 13.10      $ 10.03  $ 12.97   $ 10.76        $10.00
                                                  -------      -------  -------   -------        ------
   Income from investment operations:
   Net investment income (loss)                     (0.03)        0.01    (0.02)    (0.03)         0.00
   Net realized and unrealized gain (loss)           8.28         3.07    (2.92)     2.24          0.76
                                                  -------      -------  -------   -------        ------
   Total from investment operations                  8.25         3.08    (2.94)     2.21          0.76
                                                  -------      -------  -------   -------        ------
   Less distributions:
   Dividends from net investment income             (0.06)       (0.01)      --        --            --
                                                  -------      -------  -------   -------        ------
   Total distributions                              (0.06)       (0.01)      --        --            --
                                                  -------      -------  -------   -------        ------
   Change in net asset value for the year            8.19         3.07    (2.94)     2.21          0.76
                                                  -------      -------  -------   -------        ------
   Net asset value, end of year                   $ 21.29      $ 13.10  $ 10.03   $ 12.97        $10.76
                                                  -------      -------  -------   -------        ------
   Total return                                      63.2%        30.8%   (22.7)%    20.6%          7.6%(3)
   Ratios/supplemental data
   Net assets, end of period (000)                $89,738      $25,057  $16,049   $19,194        $8,229
   Ratios to average net assets:
     Expenses (2)                                    1.69%        1.94%    1.96%     1.98%         1.98%(4)
     Net investment income (loss) (2)               (0.55)%       0.09%   (0.21)    (0.33)         0.64%(4)
   Portfolio turnover rate                             54%          58%      31%       44%            1%

--------
(1)Commencement of operations.
(2)Net of fees waived amounting 0.19%, 0.00%, 0.36% and 2.25% of average net assets for the years ended October 31, 2001, 2000, 1999 and 1998, respectively.
(3)Not annualized.
(4)Annualized.

                    See Notes to the Financial Statements.

                             The Tocqueville Fund

                   Investment Portfolio as of April 30, 2002

                                  (Unaudited)

             Common Stocks--99.9%              Shares     Value
             -----------------------------------------------------
             Advertising--1.6%
             Interpublic Group Companies Inc.   30,000 $   926,400
             -----------------------------------------------------
                                                           926,400
             -----------------------------------------------------
             Business Services--3.5%
             American Express Company           25,000   1,025,250
             H&R Block, Inc.                    15,000     601,800
             Quintiles Transnational Corp.      30,000     426,000
             -----------------------------------------------------
                                                         2,053,050
             -----------------------------------------------------
             Energy--17.5%
             Anadarko Petroleum Corp.           20,000   1,076,400
             ChevronTexaco Corp.                20,000   1,734,200
             Core Laboratories N.V.             75,000   1,125,000
             Ivanhoe Energy Inc.(CN)           175,000     328,885
             Murphy Oil Corp.                   25,000   2,358,750
             Tesco Corp. (CN)                  150,000   1,710,000
             Varco International, Inc.         100,000   2,049,000
             -----------------------------------------------------
                                                        10,382,235
             -----------------------------------------------------
             Entertainment--1.4%
             Viacom Inc.--Cl A                  10,000     471,300
             The Walt Disney Company            15,000     347,700
             -----------------------------------------------------
                                                           819,000
             -----------------------------------------------------
             Finance--9.0%
             Bank of America Corp.              30,000   2,174,400
             Citigroup, Inc.                    40,000   1,732,000
             Mitsubishi Tokyo Financial Group,
              Inc.--ADR (JP)                   200,000   1,411,488
             -----------------------------------------------------
                                                         5,317,888
             -----------------------------------------------------
             Insurance--8.2%
             The Allstate Corp.                 50,000   1,987,000
             Humana Inc.                       125,000   2,043,750
             IPC Holdings LTD                   25,000     852,500
             -----------------------------------------------------
                                                         4,883,250
             -----------------------------------------------------
             Jewelry Store--1.3%
             Zale Corp.                         20,000     794,400
             -----------------------------------------------------
                                                           794,400
             -----------------------------------------------------
             Lumber and Wood Products--1.7%
             Longview Fibre Company            100,000   1,005,000
             -----------------------------------------------------
                                                         1,005,000
             -----------------------------------------------------
             Manufacturing--5.7%
             Olin Corp.                        100,000   1,821,000
             American Power Conversion Corp.    50,000     642,500
             Steelcase Inc.                     35,000     584,500
             Universal Display Corp.            29,000     314,070
             -----------------------------------------------------
                                                         3,362,070
             -----------------------------------------------------
             Medical Services--1.7%
             McKesson HBOC, Inc.                25,000   1,009,750
             -----------------------------------------------------
                                                         1,009,750
             -----------------------------------------------------
             Metals & Minerals--13.9%
             Alcoa, Inc.                        75,000   2,552,250
             Inco, LTD (CN)                    100,000   2,003,000
             Newmont Mining Corp.               75,000   2,138,250

         Common Stocks (continued)               Shares      Value
         -------------------------------------------------------------
         Metals & Minerals--continued
         Phelps Dodge Corp.                       15,000  $   537,000
         Placer Dome Inc.                         50,000      587,500
         Stillwater Mining Company *              25,000      438,750
         -------------------------------------------------------------
                                                            8,256,750
         -------------------------------------------------------------
         Pharmaceutical--3.1%
         E.I. Du Pont De Nemours & Company        15,000      667,500
         Wyeth                                    20,000    1,140,000
         -------------------------------------------------------------
                                                            1,807,500
         -------------------------------------------------------------
         Photo Equiptment & Supplies--1.4%
         Eastman Kodak Company                    25,000      805,250
         -------------------------------------------------------------
                                                              805,250
         -------------------------------------------------------------
         Restaurants--1.9%
         McDonald's Corp.                         40,000    1,136,000
         -------------------------------------------------------------
                                                            1,136,000
         -------------------------------------------------------------
         Technology--18.2%
         Adobe Systems, Inc.                      30,000    1,198,800
         Autodesk, Inc.                          100,000    1,839,000
         The Boeing Company                       50,000    2,230,000
         Honeywell International Inc.             35,000    1,283,800
         International Business Machines Corp.    20,000    1,675,200
         Lucent Technologies                     200,000      920,000
         Symbol Technologies Inc.                100,000      846,000
         Systems and Computer Tech Co.            50,000      777,500
         -------------------------------------------------------------
                                                           10,770,300
         -------------------------------------------------------------
         Telecommunication--1.6%
         Amdocs LTD                               30,000      651,900
         Proxim Corp.--Cl A                      100,000      305,000
         -------------------------------------------------------------
                                                              956,900
         -------------------------------------------------------------
         Toys--1.7%
         Mattel Inc.                              50,000    1,032,000
         -------------------------------------------------------------
                                                            1,032,000
         -------------------------------------------------------------
         Transportation & Public Utilities--6.5%
         Alexander & Baldwin, Inc.                50,000    1,358,500
         AT&T Corp.                               70,000      918,400
         FPL Group, Inc.                          25,000    1,587,250
         -------------------------------------------------------------
                                                            3,864,150
         -------------------------------------------------------------
         Total Common Stocks
          (Cost $43,036,323)                               59,181,893
         -------------------------------------------------------------
                                                Principal
                                                 Amount
         Short-Term Investments--0.3%           ---------
         Repurchase Agreement with Firstar Bank
          1.50% dated 04/30/02, due 05/01/02,
          collateralized by U.S. Treasury Bill
          valued at $6,879,000. Repurchase
          proceeds of $196,000 (cost $196,000)  $196,000      196,000
         -------------------------------------------------------------
         Total Investments
          (Cost $43,232,323)--100.2%                       59,377,893
         Other Liabilities in excess of Assets--(0.2%)       (127,775)
         -------------------------------------------------------------
         Total Net Assets--100.0%                         $59,250,118
                                                          -----------

*Non-income producing security.
(CN) Canada
(JP) Japan

                    See Notes to the Financial Statements.

                     The Tocqueville Small Cap Value Fund

                   Investment Portfolio as of April 30, 2002

                                  (Unaudited)

             Common Stocks--86.6%              Shares     Value
             -----------------------------------------------------
             Computer Software & Services--8.3%
             Ascential Software Corp.          250,000 $   860,000
             Computer Horizons Corp.           277,000   1,033,210
             Evans & Sutherland Company Corp.   65,000     507,000
             Systems & Computer Tech Corp.     140,000   2,177,000
             Technology Solutions Company      200,000     318,000
             -----------------------------------------------------
                                                         4,895,210
             -----------------------------------------------------
             Consumer Non-Durables--7.7%
             Dial Corp.                        100,000   2,098,000
             Long Drug Stores Corp.             78,000   2,358,720
             Photoworks, Inc.*                 300,000      60,000
             -----------------------------------------------------
                                                         4,516,720
             -----------------------------------------------------
             Business Service--3.1%
             American Power Conversion Corp.    90,000   1,156,500
             Daisytek Intl Corp.                40,200     640,386
             -----------------------------------------------------
                                                         1,796,886
             -----------------------------------------------------
             Foods--Misc/Diversified--6.5%
             Corn Products International, Inc.  30,000     993,000
             Del Monte Foods Co.               270,000   2,856,600
             -----------------------------------------------------
                                                         3,849,600
             -----------------------------------------------------
             Health Care--3.1%
             Perrigo Co.                       145,000   1,809,600
             -----------------------------------------------------
                                                         1,809,600
             -----------------------------------------------------
             Home Furnishings--1.7%
             Bush Industries, Inc.--Cl A        75,000   1,012,500
             -----------------------------------------------------
                                                         1,012,500
             -----------------------------------------------------
             Insurance--0.5%
             Crawford & Company                 19,400     273,540
             -----------------------------------------------------
                                                           273,540
             -----------------------------------------------------
             Manufacturing & Related--19.6%
             Baldor Electric Corp.              62,500   1,481,250
             Cummins Inc.                       40,000   1,702,000
             Dana Corporation                  138,200   2,799,932
             Federal Signal Corp.               80,000   1,840,000
             Rayovac Corporation               100,000   1,591,000
             The Timken Company                 80,000   2,132,000
             -----------------------------------------------------
                                                        11,546,182
             -----------------------------------------------------
             Oil Well Services--9.9%
             Global Industries, Ltd.           100,000     964,000
             Oceaneering International, Inc.*   90,000   2,385,000
             Input/Output, Inc.*               270,000   2,443,500
             -----------------------------------------------------
                                                         5,792,500
             -----------------------------------------------------

         Common Stocks (continued)               Shares       Value
         -------------------------------------------------------------
         Restaurants--1.2%
         IHOP Corp.                                 20,000 $   727,000
         -------------------------------------------------------------
                                                               727,000
         -------------------------------------------------------------
         Specialty Chemicals--6.9%
         A.Schulman, Inc.                          125,000   2,537,500
         Osmonics, Inc.*                           110,000   1,540,000
         -------------------------------------------------------------
                                                             4,077,500
         -------------------------------------------------------------
         Telephone Infrastructure--15.1%
         Anixter International, Inc.*               35,000   1,013,250
         Captaris Inc.                             195,000     688,350
         Intervoice-Brite, Incorporated*           170,000     748,000
         Proxim Corporation--Cl A                  566,880   1,728,984
         Unova Inc.                                487,600   3,949,560
         Westell Technologies                      560,000     778,400
         -------------------------------------------------------------
                                                             8,906,544
         -------------------------------------------------------------
         Water Treatment Syatems--3.0%
         Ionics, Inc.*                              60,000   1,800,000
         -------------------------------------------------------------
                                                             1,800,000
         -------------------------------------------------------------
         Total Common Stocks
          (Cost $42,203,393)                                51,003,782
         -------------------------------------------------------------
                                                Principal
                                                 Amount
         Short-Term Investments--9.1%           ---------
         Repurchase Agreement with Firstar
          Bank, 1.15%, 04/30/01 dated      ,
          due 05/01/02, collateralized by U.S.
          Treasury Bill valued at $6,879,000.
          Repurchase proceeds of $2,861,000
          $2,861,000)                           $2,861,000   2,861,000
         U.S. Treasury Bill, 1.5700%, 7/11/2002  2,500,000   2,491,570
         -------------------------------------------------------------
         Total Short-Term Investments
          (Cost $5,353,254)                                  5,352,570
         -------------------------------------------------------------
         Total Investments
          (Cost $47,556,647)--95.7%                         56,356,352
         Assets in excess of other Liabilities--4.3%         2,502,394
         -------------------------------------------------------------
         Total Net Assets--100.0%                          $58,858,746
                                                           -----------

*Non-Income producing security.

                    See Notes to the Financial Statements.

                   The Tocqueville International Value Fund

                   Investment Portfolio as of April 30, 2002

                                  (Unaudited)

         Common Stocks and
         Warrants--93.7%                          Shares      Value
         -------------------------------------------------------------
         United Kingdom--2.0%
         Scot & Newcastle                          200,000 $ 1,830,370
         -------------------------------------------------------------
                                                             1,830,370
         -------------------------------------------------------------
         Belgium--3.8%
         Umicore                                    39,000   1,757,232
         Dexia                                     110,000   1,814,004
         -------------------------------------------------------------
                                                             3,571,236
         -------------------------------------------------------------
         Brazil--4.7%
         Embraer Aircraft Corp.--ADR                57,105   1,315,135
         Telenorte Leste Participacoe              120,112   1,517,015
         Unibanco Spons GDR                         64,000   1,568,000
         -------------------------------------------------------------
                                                             4,400,150
         -------------------------------------------------------------
         France--3.4%
         Generali France Assurances                  2,200     911,958
         Manitou BF SA                              20,000   1,370,641
         Rhodia SA                                  80,000     869,424
         -------------------------------------------------------------
                                                             3,152,023
         -------------------------------------------------------------
         Hong Kong--16.8%
         China Mobile Hong Kong LTD                400,000   1,310,391
         TCL International                       8,500,000   2,561,160
         Elec & Eltek International Holdings
          Limited                               25,464,000   3,101,703
         Global Bio-Chemical Technology          2,800,000     982,793
         Gold Peak Industrial Limited            6,415,000   1,110,402
         Techtronic Industries Company Limited   3,460,000   2,839,266
         Yue Yuen Industrial Limited             1,377,000   3,742,999
         -------------------------------------------------------------
                                                            15,648,714
         -------------------------------------------------------------
         Indonesia--13.0%
         PT Astra International Tbk              4,000,000   1,672,026
         PT Indofood Sukes                      40,731,000   4,583,875
         PT Ramayana Lestari Sentosa Tbk         2,535,500     998,710
         PT International Nickel Indonesia Tbk*    847,500     526,849
         PT Tempo Scan Pacific Tbk               6,638,000   4,375,531
         -------------------------------------------------------------
                                                            12,156,991
         -------------------------------------------------------------
         Japan--23.7%
         Advantest                                  10,000     720,406
         Denny's Japan Co., Ltd.                    60,000     939,253
         Disco Corp.                                10,000     625,390
         ENIX Corp.                                147,000   2,919,395
         Hosiden Corporation                        30,000     432,010
         Kurita Water Industries                    58,000     687,057
         Mabuchi Motor Co. Ltd.                     13,000   1,273,677
         Makita Corp.                              260,000   1,709,036
         Matsushita Electric Industrial Co.,
          Ltd.--ADR                                186,000   2,520,300
         Mitsubishi Tokyo Financial Group,
          Inc.--ADR                                130,000     904,800
         Nitto Denko Corp.                          40,000   1,317,758
         Sony Corp.                                 58,000   3,116,825

           Common Stocks and Warrants
           (continued)                         Shares       Value
           ---------------------------------------------------------
           Japan--conitnued
           Taiyo Yuden Co. Ltd                    80,000 $ 1,457,945
           Tenma Corp.                            16,000     190,281
           Tokyo Electron Limited                  6,000     431,776
           Tokyo Style Co., Ltd                  315,000   2,816,357
           ---------------------------------------------------------
                                                          22,062,266
           ---------------------------------------------------------
           Korean--3.1%
           KIA Motors Corp.*                     280,000   2,888,605
           ---------------------------------------------------------
                                                           2,888,605
           ---------------------------------------------------------
           Netherlands--3.2%
           Draka Holding                          30,625   1,097,002
           Vedior NV                             136,310   1,887,973
           ---------------------------------------------------------
                                                           2,984,975
           ---------------------------------------------------------
           Philippines--0.7%
           Ionics Incorporated                 5,093,000     638,465
           ---------------------------------------------------------
                                                             638,465
           ---------------------------------------------------------
           Singapore--13.2%
           Chartered Semiconductor
            Manufacturing Limited                900,000   2,275,211
           Clipsal Industries Limited          4,822,951   6,229,345
           Datacraft Asia Ltd.                   840,000   1,713,600
           GP Batteries International Limited  2,322,000   2,089,120
           ---------------------------------------------------------
                                                          12,307,276
           ---------------------------------------------------------
           South Africa--4.9%
           Gold Fields LTD-SP ADR                375,000   4,537,500
           ---------------------------------------------------------
                                                           4,537,500
           ---------------------------------------------------------
           SRI Lanka--0.0%
           SRI Lanka Rupee                         5,922          62
           ---------------------------------------------------------
                                                                  62
           ---------------------------------------------------------
           Switzerland--0.3%
           Helvetia Fund                           2,500     272,097
           ---------------------------------------------------------
                                                             272,097
           ---------------------------------------------------------
           Taiwan--1.0%
           United Microelectronics--ADR          100,000   1,010,000
           ---------------------------------------------------------
                                                           1,010,000
           ---------------------------------------------------------
           Total Common Stocks
            (Cost $ 77,922,389)                           87,460,603
           ---------------------------------------------------------
                                              Principal
                                               Amount
           Short-Term Investments--1.8%       ---------
           Chase Tocq Europe 0.5200% 12/31/31 $1,659,846   1,659,846
           ---------------------------------------------------------
           Total Short-Term Investments
            (Cost $ 1,659,846)                             1,659,846
           ---------------------------------------------------------
           Total Investments
            (Cost $79,582,235)--95.5%                     89,120,449
           Assets in excess of other liabilities--4.5%     4,188,838
           ---------------------------------------------------------
           Total Net Assets--100.0%                      $93,309,387
                                                         -----------

*Non-Income producing security.

                    See Notes to the Financial Statements.

                           The Tocqueville Gold Fund

                   Investment Portfolio as of April 30, 2002

                                  (Unaudited)


         Common Stocks and
         Warrants--69.4%                           Shares      Value
         --------------------------------------------------------------
         Gold & Precious Metals--69.4%
         Aber Diamond Corporation                    10,000 $   166,100
         African Minerals (SJ)                       83,333     249,999
         Agnico-Eagle Mines Limited                 324,000   4,500,360
         AngloGold Limited (SJ)                      15,000     815,332
         AngloGold Limited--ADR (SJ)                 29,500     790,600
         Anooraq Resources Corporation (CN)         250,000     108,301
         Apex Silver Mines Limited*                 217,800   2,678,940
         Aquarius Platinum Limited (AU)*             50,000     258,297
         ASA Limited (SJ)                            53,900   1,732,885
         Ashanti Goldfields Company,
          Ltd.--GDR (GH)                            387,500   1,937,500
         Aurion Gold Limited (AU)                   400,000     689,507
         Axmin Inc. (CN)                          2,000,000     382,239
         Brancote Holdings plc                      585,000   1,675,204
         Canyon Resources Corporation               452,299     655,834
         Corner Bay Minerals Spec UNI               420,000   1,030,133
         Crystallex International Corporation       140,000     225,400
         Durban Roodepoort Deep Limited--
          ADR (SJ)                                  200,000     794,000
         Eldorado Gold Corporation                1,000,000     656,176
         Emperor Mines Limited (AU)*              2,000,000     805,499
         First Quantum Minerals LTD (CN)             65,600     156,718
         Freeport McMoran Copper-Class B            150,000   2,664,000
         Gabriel Resources Ltd. (CN)                265,000     683,729
         Glamis Gold Limited                        150,000     913,500
         Gold Fields Limited (SJ)                   166,250   2,004,311
         Gold Fields Limited--ADR (SJ)              300,500   3,636,050
         Goldcorp Incorporated (CN)                  65,700   1,170,117
         Golden Star Resources Limited            1,100,000   1,595,000
         Harmony Gold Mining (SJ)                    40,000     514,590
         Harmony Gold Mining Company
          Limited (SJ)                              205,000   2,676,583
         Iamgold Corporation (CN)                   468,000   2,101,930
         Impala Platinum Holdings LTD                40,000   2,595,520
         Impala Platinum Holdings LTD (SJ)            5,000     324,440
         Inmet Mining Corporation                    50,000     159,266
         Ivanhoe Mines Ltd. (CN)*                   698,500   1,530,764
         Kinross Gold Corporation                   625,000   1,050,000
         Lihir Gold Limited (AU)                  1,000,000     746,429
         Major Drilling Group International, Inc.    50,000     111,686
         Meridian Gold Incorporated (CN)*            84,400   1,284,568
         --------------------------------------------------------------
                                                             45,959,821
         --------------------------------------------------------------

         Common Stocks and
         Warrants (continued)                    Shares       Value
         -------------------------------------------------------------
         Gold & Precious Metals--(continued)
         Minas Buenaventura-Spon ADR                85,000 $ 2,266,100
         Minefinders Corporation Ltd.              300,000   1,032,044
         Miramar Mining Corporation (CN)*          402,900     386,784
         Newmont Mining Corporation (AU)           708,982   2,113,012
         Newmont Mining Corporation                121,000   3,449,710
         Northgate Exploration Limited             250,000     278,650
         NovaGold Resources Inc.                   600,000   1,498,375
         Philex Gold Inc.                          100,000      71,351
         Placer Dome Incorporated (CN)             249,245   2,928,629
         Repadre Capital Corporation               150,000     691,852
         River Gold Mines LTD                      250,000     367,905
         River Gold Mines Warrants                  50,000          --
         Royal Gold Incorporated                    25,000     224,010
         SouthernEra Resources Limited             150,000     482,576
         St. Barbara Mines Limited                 500,000      56,385
         Tanami Gold                             3,000,072     265,821
         Umicore                                     5,000     225,286
         -------------------------------------------------------------
                                                            16,338,490
         -------------------------------------------------------------
         Total Common Stocks & Warrants
          (Cost $43,229,305)                                62,409,997
         -------------------------------------------------------------
                                                Principal
                                                 Amount
         Short-Term Investments--21.7%          ---------
         Repurchase Agreement with Firstar
          Bank 1.15%, dated 04/30/02, due
          05/01/2002 collateralized by U.S.
          Treasury Notes valued at $6,879,000.
          Repurchase proceeds of $3,822,000.
          (Cost $3,822,000.)                   $ 3,822,000   3,822,000
         U.S. Treasury Bill 1.7400%,
          07/25/2002                            10,000,000   9,959,860
         U.S. Treasury Bill 2.0400%,
          10/03/2002                             5,000,000   4,961,465
         International Pursuit Debntr              500,000     715,000
         -------------------------------------------------------------
         Total Short-Term Investments
          (Cost $19,237,388)                                19,458,325
         -------------------------------------------------------------
         Total Investments
          (Cost $62,466,693)--92.4%                         81,868,322
         Assets in excess of other Liabilities--8.9%         7,980,880
         -------------------------------------------------------------
         Total Net Assets--100.0%                          $89,750,279
                                                           -----------

*Non-income producing security.
(AU) Australia--(CN) Canada--(SJ) South Africa--
(LN) Great Britain--(MM) Mexico
ADR: American Depository Receipt

                    See Notes to the Financial Statements.

                             The Tocqueville Trust

                     Statements of Assets and Liabilities

                                April 30, 2002

                                  (Unaudited)


                                                       The
                                                   Tocqueville   Small Cap   International
                                                      Fund       Value Fund   Value Fund    Gold Fund
                                                   -----------  -----------  ------------- -----------
Assets
Investments, at value(1)                           $59,377,893  $56,356,352  $ 89,120,449  $81,868,322
Cash                                                        --    2,444,265       346,413    5,080,885
Foreign currencies(2)                                       --           --            62           --
Receivable for investments sold                             --           --     4,242,016           --
Receivable for fund shares sold                          4,494      142,916       308,528    3,074,476
Dividends, interest and other receivables               12,519       16,966       165,475       11,123
Prepaid assets                                           7,424        9,061         8,418       14,006
Deferred Organization Expense                               --           --            --       12,299
                                                   -----------  -----------  ------------  -----------
Total Assets                                        59,402,330   58,969,560    94,191,361   90,061,111
                                                   -----------  -----------  ------------  -----------
Liabilities
Funds advanced by custodian                             20,915           --            --           --
Payable for investments purchased                           --        1,351       676,579       98,921
Payable for fund shares repurchased                      6,439          119         7,303       51,149
Payable to Adviser                                      44,238       34,487        72,955       63,186
Accrued distribution fee                                19,769       12,456        34,106       16,958
Accrued expenses and other liabilities                  60,851       62,401        91,131       80,618
                                                   -----------  -----------  ------------  -----------
Total Liabilities                                      152,212      110,814       882,074      310,832
                                                   -----------  -----------  ------------  -----------
Net Assets                                         $59,250,118  $58,858,746  $ 93,309,287  $89,750,279
                                                   -----------  -----------  ------------  -----------
Net assets consisted of:
Paid in capital                                    $41,940,751   48,055,392  $110,530,799  $64,878,023
Accumulated net investment income (loss)               (32,179)    (423,283)      104,388     (157,190)
Accumulated net realized gain (loss)                 1,195,976    2,426,932   (26,857,266)   5,627,817
Net unrealized appreciation (depreciation) on:
 Investments and foreign currency related items     16,145,570    8,799,705     9,531,366   19,401,629
                                                   -----------  -----------  ------------  -----------
Net assets                                         $59,250,118   58,858,746  $ 93,309,287  $89,750,279
                                                   -----------  -----------  ------------  -----------
Shares of beneficial interest outstanding
 (unlimited shares of $0.01 par value authorized)    3,486,151    3,562,110     9,778,338    4,216,446
Net asset value, offering and redemption price per
  share                                            $     17.00  $     16.52  $       9.54  $     21.29
                                                   -----------  -----------  ------------  -----------
(1) Cost of Investments                            $43,232,323  $47,556,647  $ 79,582,235  $62,466,693
(2) Cost of Foreign Currencies                     $         0  $         0  $         80  $         0

                    See Notes to the Financial Statements.

                             The Tocqueville Trust

                           Statements of Operations

                    For the Six Months Ended April 30, 2002

                                  (Unaudited)

                                                           The      Small Cap  International
                                                       Tocqueville    Value        Value         Gold
                                                          Fund        Fund         Fund          Fund
                                                       ----------- ----------  ------------- -----------
Investment Income:
Dividends/*/                                           $  355,090  $  141,617   $   480,355  $   177,818
Interest                                                    3,483      31,395            --        8,921
Other Income                                                   --          --           551       78,795
                                                       ----------  ----------   -----------  -----------
                                                          358,573     173,012       480,906      265,534
                                                       ----------  ----------   -----------  -----------
Expenses:
Investment Adviser's fee                                  209,288     178,066       378,707      215,236
Custody fees                                                7,602       5,430        59,730       17,919
Fund accounting fees                                       12,851      11,584        20,815       11,765
Transfer agent and shareholder services                    11,222       7,964         7,783        6,335
Professional fees                                          28,055      19,367        32,761       14,118
Distribution fees                                          69,762      59,356        94,677       53,809
Administration fee                                         41,858      35,613        56,806       32,286
Printing and mailing expense                                6,516       4,525         2,353        2,172
Registration fees                                          10,317       9,774         7,964        7,602
Trustee fees and expenses                                   4,163       4,163         4,163        4,163
Insurance expense                                           1,629       1,086         2,172          543
Amortization of organization costs                             --          --            --        2,053
Other                                                       1,991       1,267         2,715          905
                                                       ----------  ----------   -----------  -----------
 Total expenses before waivers                            405,254     338,195       670,646      368,906
   Less: Fees waived                                      (14,583)         --            --           --
                                                       ----------  ----------   -----------  -----------
   Net expenses                                           390,671     338,195       670,646      368,906
                                                       ----------  ----------   -----------  -----------
Net Investment (Loss)                                     (32,098)   (165,183)     (189,740)    (103,372)
                                                       ----------  ----------   -----------  -----------
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on:
   Investments                                          1,196,074   2,263,383    (1,330,762)   5,618,626
   Foreign currency translation                                --          --       (48,717)      (1,013)
                                                       ----------  ----------   -----------  -----------
                                                        1,196,074   2,263,383    (1,379,479)   5,617,613
 Net change in unrealized appreciation (depreciation) on:
   Investments                                          6,667,053   6,464,782    23,197,823   16,146,589
   Foreign currency translation                                --          --         5,945          298
                                                       ----------  ----------   -----------  -----------
                                                        6,667,053   6,464,782    23,203,768   16,146,887
       Net gain (loss) on investments and foreign
         currency                                       7,863,127   8,728,165    21,824,289   21,764,500
                                                       ----------  ----------   -----------  -----------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                           $7,831,029  $8,562,982   $21,634.549  $21,661,128
                                                       ----------  ----------   -----------  -----------
/*/ Net of Taxes Withheld                              $    1,751  $       --   $     4,964  $     9,893
                                                       ----------  ----------   -----------  -----------

                    See Notes to the Financial Statements.

                             The Tocqueville Trust

                      Statements of Changes in Net Assets

                                                   The Tocqueville Fund
                                             -------------------------------
                                             For the Six Months For the Year
                                                   Ended           Ended
                                                 April 30,      October 31,
                                                    2002            2001
                                             ------------------ ------------
                                                (Unaudited)
   Operations:
     Net investment income (loss)               $   (32,098)    $    160,543
     Net realized gain (loss) on
      investments and foreign currency            1,196,074          936,216
     Net change in unrealized appreciation
      or (depreciation)                           6,667,053       (7,090,640)
                                                -----------     ------------
      Net increase (decrease) in net
        assets resulting from operations          7,831,029       (5,993,881)
   Dividends and distributions to
     shareholders:
     Net investment income                          (40,417)        (216,550)
     Net realized gains                            (900,863)      (5,861,408)
                                                -----------     ------------
      Total dividends and distributions            (941,280)      (6,077,958)
   Capital share transactions
     Shares sold                                  3,162,892       12,551,125
     Shares issued to holders in
      reinvestment of dividends                     812,917        5,545,093
     Shares redeemed                             (2,704,455)     (12,314,168)
                                                -----------     ------------
      Net increase (decrease)                     1,271,354        5,782,050
                                                -----------     ------------
      Net increase (decrease) in net assets       8,161,103       (6,289,789)
   Net Assets:
     Beginning of period                         51,089,015       57,378,804
                                                -----------     ------------
     End of period                               59,250,118       51,089,015
                                                -----------     ------------
   * Including undistributed net
     investment income (loss) of:               $   (32,179)    $     40,335
                                                -----------     ------------

                    See Notes to the Financial Statements.

                             The Tocqueville Trust

                      Statements of Changes in Net Assets

      Small Cap Value Fund           International Value Fund                Gold Fund
-------------------------------  -------------------------------  ------------------------------
For the Six Months For the Year  For the Six Months For the Year  For the Six Months For the Year
      Ended           Ended            Ended           Ended            Ended           Ended
    April 30,      October 31,       April 30,      October 31,       April 30,      October 31,
       2002            2001             2002            2001             2002            2001
------------------ ------------  ------------------ ------------  ------------------ ------------
   (Unaudited)                      (Unaudited)                      (Unaudited)
   $  (165,183)    $   (258,100)    $  (189,740)    $    934,796     $   (103,372)   $    18,213
     2,263,383        3,896,681      (1,379,479)     (13,596,679)       5,617,613        558,514
     6,464,782       (2,640,659)     23,203,768        1,019,430       16,146,887      4,485,362
   -----------     ------------     -----------     ------------     ------------    -----------
     8,562,982          997,922      21,634,549      (11,642,453)      21,661,128      5,062,089
            --               --              --         (295,839)              --        (20,191)
    (3,647,634)      (5,600,717)             --               --         (117,655)            --
   -----------     ------------     -----------     ------------     ------------    -----------
    (3,647,634)      (5,600,717)             --         (295,839)        (117,655)       (20,191)
    18,170,408       22,343,183       5,947,853        7,137,840       53,983,846      8,936,103
     3,347,657        5,226,200              --          272,457          110,877         17,001
    (7,837,165)     (13,531,434)     (1,483,668)     (13,359,713)     (10,944,910)    (4,986,664)
   -----------     ------------     -----------     ------------     ------------    -----------
    13,680,900       14,037,949       4,464,185       (5,949,416)      43,149,813      3,966,440
   -----------     ------------     -----------     ------------     ------------    -----------
    18,596,248        9,435,154      26,098,734      (17,887,708)      64,693,286      9,008,338
    40,262,498       30,827,344      67,210,553       85,098,261       25,056,993     16,048,655
   -----------     ------------     -----------     ------------     ------------    -----------
    58,858,746       40,262,498      93,309,287       67,210,553       89,750,279     25,056,993
   -----------     ------------     -----------     ------------     ------------    -----------
   $  (423,283)    $         --     $        --     $         --     $         --    $    (9,062)
   -----------     ------------     -----------     ------------     ------------    -----------

                    See Notes to the Financial Statements.

                             The Tocqueville Trust

                             The Tocqueville Fund
                     The Tocqueville Small Cap Value Fund
                   The Tocqueville International Value Fund
                           The Tocqueville Gold Fund

                         Notes to Financial Statements
                                  (Unaudited)

1.  ORGANIZATION

   The Tocqueville Trust (the "Trust") was organized as a Massachusetts business trust registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management investment company. The Trust consists of four separate Funds: The Tocqueville Fund, The Tocqueville Small Cap Value
Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund (the "Funds"). The objective of The Tocqueville Fund is long-term capital appreciation, primarily through investments in securities of United States issuers. The objective of The Tocqueville Small Cap Value Fund is long-term capital appreciation primarily through investments in securities of small capitalization United States issuers. The objective of The Tocqueville International Value Fund is long-term capital appreciation primarily through investment in securities of issuers located outside the United States. The objective of The Tocqueville Gold Fund is to provide long-term capital appreciation through investments in Gold and Securities or companies located throughout the world that are engaged in mining or processing gold, and through investments in other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals. The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

--------------------------------------------------------------------------------
2.  SIGNIFICANT ACCOUNTING POLICIES

a) Security valuation

   Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Trustees. Short-term investments are stated at cost which, together with accrued interest, approximates market value.

--------------------------------------------------------------------------------
b) Federal income tax

   It is the Trust's policy to comply with the provisions of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. It is also the Trust's intention to distribute amounts sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
c) Deferred organization expenses

   Expenses incurred in connection with the organization of the Tocqueville Gold Fund are being amortized on a straight-line basis over a five-year period from the Fund's commencement of operations.

d) Foreign currency translation

   Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Tocqueville International Value Fund and The Tocqueville Gold Fund are engaged in transactions in securities denominated in foreign currencies and, as a result, enter into foreign exchange contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign currency contracts are "marked to market" on a daily basis, which reflects the changes in the market value of the contract at the close of each day's trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

   The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

--------------------------------------------------------------------------------
e) Written option accounting

   The Funds may write (sell) covered call options to hedge portfolio investments. When the Funds write (sell) an option, an amount equal to the premium received by the Funds are included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Funds realize a gain or loss from the sale of the underlying security.

f) Use of Estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
g) Other

   Investments and shareowner transactions are recorded no later than the first business day after the trade date. Dividend income is recognized on the ex-dividend date or at the time the Fund becomes aware. Interest income is recognized on the accrual basis and market discount is accounted for on a yield to maturity basis from settlement date. The Trust uses the first-in, first-out method for determining realized gain or loss on investments sold for both financial reporting and federal tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Expenses incurred by the Trust not specifically identified to a Fund are allocated on a basis relative to the size of each Fund's daily net asset value. It is the Trust's policy to take possession of securities as collateral under repurchase agreement and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

--------------------------------------------------------------------------------
3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

   Tocqueville Asset Management L.P. ("Tocqueville"), is the investment adviser to the trust under an Investment Advisory Agreement approved by shareholders on March 24, 2000. For its services, Tocqueville receives fees from The
Tocqueville Fund and the Tocqueville Small Cap Value Fund, payable monthly, at an annual rate .75% on the first $500 million of each Fund's average daily net assets, and .65% of average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville International Value Fund and The Tocqueville Gold Fund calculated daily and payable monthly at an annual rate of 1.00% on the first $500 million of the average daily net assets of each Fund, ..75% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .65% of the average daily net assets in excess of $1 billion.

   Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the six months ended April 30, 2002, the Adviser has made payments of $15,000, 11,983.51, 19,145.17, and 12,252.32 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration agreement for the Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund, respectively.

   For the six months ended April 30, 2002, Tocqueville waived fees of $14,583 from The Tocqueville Fund.

   Lepercq, de Neuflize/Tocqueville Securities, L.P. (the "Distributor") acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of .25% per annum of its average daily net assets.

   Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund for the six months ended April 30, 2002, were $39,156.34, $22,941.45,
$59,660.52 and $25,432.82, respectively.

4.  FUND SHARE TRANSACTIONS

   The Funds currently offer only one class of shares of beneficial interest. Effective October 1, 1999 a redemption fee of 1.50% is imposed on redemptions of shares held less than 90 days. This fee is retained by each Fund and is credited to paid in capital.

                                                                 The
                                                             Tocqueville
                                                                Fund
                                                       ----------------------
                                                          Amount      Shares
                                                       ------------  --------
 Six months ended April 30, 2002
  Shares sold                                          $  3,162,892   193,412
  Shares issued to owners in reinvestment of dividends      812,917    51,223
  Shares redeemds/*/                                     (2,704,455) (165,499)
                                                       ------------  --------
  Net increase (decrease)                              $  1,271,354    79,136
                                                       ------------  --------
 Year ended October 31, 2001
  Shares sold                                          $ 12,551,125   737,713
  Shares issued to owners in reinvestment of dividends    5,545,093   322,389
  Shares redeemds/*/                                    (12,314,168) (709,521)
                                                       ------------  --------
  Net increase (decrease)                              $  5,782,050   350,581
                                                       ------------  --------

--------
/*/ Net of redemption fees of $5,231, $551 and $55,783 for The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund, respectively, for the six months ended April 30, 2002.
/**/ Net of redemption fees of $839, $720, $46,359 and $8,589 for the Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund, respectively, for the year ended October 31, 2001.


         Small Cap
           Value              International Value
            Fund                     Fund                   Gold Fund
  -----------------------  ------------------------  -----------------------
     Amount       Shares      Amount       Shares       Amount       Shares
  ------------  ---------  ------------  ----------  ------------  ---------
  $ 18,170,408  1,159,362  $  5,947,853     664,083  $ 52,792,805  2,846,216
     3,347,657    227,114             0           0       110,877      8,588
    (9,837,165)  (495,968)    1,486,037  (3,653,589)  (10,905,851)  (603,829)
  ------------  ---------  ------------  ----------  ------------  ---------
  $ 13,680,900    890,508  $  4,461,816  (2,989,506) $ 41,997,831  2,250,975
  ------------  ---------  ------------  ----------  ------------  ---------
  $ 22,343,183  1,382,610  $  7,137,840     889,985  $  8,936,103    737,218
     5,226,200    366,751       272,457      32,826        17,001      1,512
   (13,531,434)  (842,788)  (13,359,713) (1,654,838)   (4,986,664)  (427,308)
  ------------  ---------  ------------  ----------  ------------  ---------
  $ 14,037,949    906,573  $ (5,949,416)   (732,027) $  3,966,440    311,422
  ------------  ---------  ------------  ----------  ------------  ---------

5.  INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term instruments) for the six months ended April 31, 2002 are summarized below. There were no purchases or sales of long-term U.S. government securities.

                         The
                     Tocqueville Small Cap   International    Gold
                        Fund     Value Fund   Value Fund      Fund
                     ----------- ----------- ------------- ----------
           Purchases $10,319,700 $12,941,802  $18,104,036  $1,706,454
                     ----------- -----------  -----------  ----------
           Sales     $ 8,269,097 $ 6,850,741  $19,023,729  $1,710,323
                     ----------- -----------  -----------  ----------

   Unrealized appreciation (depreciation) at April 31, 2002 based on cost of securities for Federal tax purposes is as follows:

                               The
                           Tocqueville   Small Cap   International     Gold
                              Fund       Value Fund   Value Fund       Fund
                           -----------  -----------  ------------- -----------
 Gross unrealized
   appreciation            $18,925,463  $12,820,845  $ 21,571,313  $19,603,760
 Gross unrealized
   depreciation             (2,779,893)  (4,021,140)  (12,039,947)    (202,131)
                           -----------  -----------  ------------  -----------
 Net unrealized
   appreciation
   (depreciation)          $16,145,570  $ 8,799,705  $  9,531,366  $19,401,629
                           -----------  -----------  ------------  -----------
 Cost of investments       $43,232,323  $47,556,647  $ 79,582,235  $62,466,693
                           -----------  -----------  ------------  -----------

   At October 31, 2000, certain funds had tax basis capital losses which may be carried over to offset future capital gains as shown below. Net realized gain
(loss) differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

                                           International   Gold
                                            Value Fund     Fund
                                           ------------- --------
               Capital losses expiring in:
                  2007                      $        --  $104,557
                  2008                       12,250,976    94,843
                  2009                       12,735,470        --
                                            -----------  --------
                                            $24,986,446  $199,400
                                            -----------  --------

                              Investment Adviser

                       Tocqueville Asset Management L.P.
                                 1675 Broadway
                              New York, NY 10019
                                (212) 698-0800
                              www.tocqueville.com

                                  Distributor
               Lepercq, de Neuflize/Tocqueville Securities, L.P.
                                 1675 Broadway
                              New York, NY 10019
                                (212) 698-0800

                  Shareholders' Servicing and Transfer Agent
                        U.S. Bancorp Fund Services, LLC
                                 P.O. Box 701
                           Milwaukee, WI 53201-0701
                                (800) 697-3863

                                   Custodian
                                U.S. Bank, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio 45202

                               Board of Trustees
                          Francois Sicart - Chairman
                                Lucille G. Bono
                               James B. Flaherty
                                James W. Gerard
                                  Inge Heckel
                            Robert W. Kleinschmidt
                             Francois Letaconnoux
                                  Guy A. Main
                              Larry M. Senderhauf